Exhibit 99.1

USA Rare Earth Announces Leadership Transition

Barbara Humpton to retire and Thras Moraitis to become CEO, both effective October 1, 2026

Michael Blitzer elected Executive Chairman, effective immediately

STILLWATER, Okla., July 20, 2026 — USA Rare Earth, Inc. (Nasdaq: USAR) (“USAR”, “USA Rare Earth”, or the “Company”), announced today that Barbara Humpton will retire as Chief Executive Officer and Board Director on October 1, 2026. USAR’s Board of Directors has named Thras Moraitis, current CEO of the Serra Verde Group (“Serra Verde”) and a highly experienced operator in the rare earths industry, as Ms. Humpton’s successor. Mr. Moraitis will assume the CEO role on October 1, 2026, following the anticipated completion of USAR’s combination with Serra Verde by the end of August. During the interim period, Mr. Moraitis will continue to oversee the combined company’s operations as President.

Michael Blitzer, current Chairman of USAR’s Board and significant shareholder in the Company, has been elected Executive Chairman, effective immediately. Since its public listing, he has played a central role in setting USAR’s strategic direction, anchoring its vision to build a global mine-to-magnet value chain and identifying organic and inorganic growth opportunities. He also helped lead USAR’s efforts to obtain U.S. government financing, including by personally agreeing to restrictions on the transfer of his USAR common stock until certain strategic funding release milestones under the government financing are satisfied.

Ms. Humpton has been instrumental in steering USAR’s mine-to-magnet strategy, overseeing company milestones that have fundamentally transformed the Western critical minerals landscape. Under her leadership, USAR secured landmark public-private partnerships and established a global footprint spanning critical processing, metals, and magnet capabilities. She has also helped establish a culture that attracts the best and brightest minds across the sector.

Mr. Moraitis has served as Chief Executive Officer of Serra Verde since January 2023 and has an unparalleled track record of operational execution, strategic development and transaction leadership in the rare earths sector. Over his tenure, Serra Verde transformed into the only large-scale producer of the four critical magnetic rare earths outside of Asia and a pioneer of the Brazilian rare earths sector. In April 2026, Serra Verde entered into a definitive agreement to combine with USAR, creating a platform to support the first fully integrated, Western mine-to-magnet supply chain. Prior to Serra Verde, Mr. Moraitis served on the Executive Committee of Xstrata, led by CEO Sir Mick Davis, where he and the team grew Xstrata into a US$65B company, ultimately selling it to Glencore in 2013.

“On behalf of the Board of Directors, I want to thank Barbara for her leadership and contributions to USA Rare Earth – including securing landmark public-private agreements, advancing our global mine-to-magnet strategy and building an exceptional portfolio of industry leading assets,” said Michael Blitzer, Executive Chairman of USA Rare Earth’s Board of Directors. “With the Serra Verde combination nearing completion and our overall focus shifting to execution, Barbara and the Board agree this is the right time for a leadership transition. Thras is among a rare group of leaders in this industry, with a proven record of carrying companies through integration and large-scale project execution, honed over his many years helping build Xstrata. He knows what it takes to build an industry champion, and his relentless focus on operational excellence will be invaluable as we ramp to full production and scale. We are confident Thras is the right leader to guide USAR through this pivotal next chapter and deliver lasting value for all our stakeholders.”

“When I joined USAR, I said this work was about being part of a mission that matters: strengthening national security, advancing American industrial competitiveness and building the critical supply chains required for the future,” said Ms. Humpton. “With the close of the Serra Verde transaction approaching and focus shifting to execution, the Board and I agree this is the right time to pass the torch to Thras. I could not be more grateful to the USAR team for what we have built, and the Board and our partners for their collaboration and commitment to those efforts. I look forward to supporting Thras and the team, and watching them execute on the transformative work that lies ahead.”

Mr. Moraitis concluded, “I am honored and excited to take on this role and grateful to Barbara for the strong foundation she has built. Over the past year, under Barbara’s leadership, the company has been transformed into a leading rare earth platform with enormous potential for growth. Through the merger integration preparation, I have become deeply familiar with USAR’s operations across all steps in the value chain, its mission-critical ambitions and the importance of what it is building. Mike, the Board and I are all closely aligned in our vision for USAR: to create a platform comprising all components of the rare earth value chain, with the scale and capabilities to lead this industry globally. The rare earth industry and our customers are facing the unprecedented challenge of building secure, integrated supply chains to power the vital technologies propelling our society forward. Together, with our team and partners around the world, we will rise to this challenge.”

Additional Details About Thras Moraitis

Prior to joining Serra Verde in 2023, Mr. Moraitis served as Chief Development Officer and a member of the Executive Board of EuroChem Group AG. Mr. Moraitis was also a co-founder of X2 Resources, a US$5.6B mining investment fund. He previously served as Group Head of Strategy and Corporate Affairs and as a member of the Executive Committee of Xstrata Plc, where he was responsible for strategic development, post-acquisition integration, leadership development, external affairs and investor relations as well as Xstrata’s technology business. He has been involved in approximately 40 transactions over the course of his career and currently serves as an advisor to Vision Blue Resources. Mr. Moraitis holds an honors BSc in Electrical Engineering, a postgraduate qualification in Computer Science and an MBA.

About Michael Blitzer

Michael Blitzer is a Founder and Managing Partner of Inflection Point, the leading financial sponsor of companies at the intersection of national security, technology, and critical infrastructure. Across eight announced or closed public listings, he has led Inflection Point’s portfolio of strategically important assets, including more than US$5B of capital raised to catalyze growth across the portfolio. He has led billions of dollars in strategic M&A to scale portfolio companies into public leaders in their respective industries. As the financial sponsor and Chairman of USA Rare Earth since its 2025 public listing, Mr. Blitzer has overseen a nearly tenfold increase in market capitalization through M&A and the landmark US$1.6B public-private partnership with the United States Government.

About USA Rare Earth, Inc.

USA Rare Earth, Inc. (Nasdaq: USAR) is building a fully integrated rare earth and permanent magnet value chain across the United States, the United Kingdom, as well as plans for expansion in France and Brazil. Through its ownership of Less Common Metals (LCM), one of the world’s leading producers of rare earth metals and alloys, its magnet manufacturing capacity in Stillwater, Oklahoma, the planned acquisition of the Pela Ema mine in Brazil (subject to closing the Serra Verde Group transaction) and the Round Top deposit in Texas, USA Rare Earth operates across the entire value chain from mining to metal-making, alloy production and neodymium magnet manufacturing. USA Rare Earth is establishing a secure, Western supply of materials essential to the aerospace and defense, semiconductor, energy, data center, physical AI, mobility, healthcare and other key industrial sectors. For more information, visit www.usare.com.

Forward Looking Statements

Cautionary Note Regarding Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding USAR’s expectations for future development, operations, strategies, transactions and financial performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “anticipate,” “can,” “continue,” “could,” “growth,” “may,” “might,” “plan,” “potential,” “project,” “propose,” “should,” “target,” “vision,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

Forward-looking statements are subject to risks and uncertainties and potentially inaccurate assumptions that could cause actual results to differ materially from our expectations, including without limitation: risks that the proposed transactions with Serra Verde Group, Carester SAS and Texas Mineral Resources Corp. may not be consummated on their anticipated timelines or at all; we may not realize the anticipated benefits of our proposed and prior acquisitions, including expected synergies, financial performance, estimated earnings before interest, taxes, depreciation and amortization and, in the case of Serra Verde, integration of operations, on the anticipated timeline or at all; the ability of our magnet manufacturing facility in Stillwater, Oklahoma (the “Stillwater facility”) or other future magnet manufacturing facilities to commence commercial operations on the timing and with the production capacity anticipated or at all; our limited operating history; our ability to commercially extract minerals from the Round Top deposit in Texas on our anticipated timeline or at all; risks that we may experience delays, unforeseen expenses, increased capital costs, and other complications in operating our business; our ability to raise necessary capital on acceptable terms or at all; potential dilution to existing stockholders and adverse effect on our stock price if we issue additional common stock or equity-linked securities; the volatility of our stock price; our ability to satisfy project milestones and other conditions to disbursement under our financing arrangement with the DOC on the anticipated timeline or at all; our dependence on continued governmental support for the DOC financing transactions, which remains subject to changes in laws, regulations, administrations and appropriations; extensive affirmative and negative covenants, domestic content and national security guardrail provisions and ongoing reporting obligations in the DOC financing agreements that restrict our operational and financial flexibility; the risk that defaults under the DOC funding agreements could trigger cross-defaults across our financing arrangements; the impact of the DOC’s equity interest in us on our ability to pursue strategic transactions and on our relationships with customers, suppliers, partners and other counterparties; the availability of rare earth oxide, metal feedstock and other materials, utilities (including power and water) and equipment in quantities and prices that allow us to develop and commercially operate our Stillwater facility and other facilities; our ability to meet individual customer specifications and manufacture a consistently high quality product; fluctuations in demand for and prices of our products, including without limitation as a result of dumping, predatory pricing and other tactics by our competitors or state actors or the overall competitive environment; our ability to achieve positive cash flow or profitability or the ability to access cash flow within our corporate structure due to restrictions contained in our financing agreements; our ability to convert current commercial discussions and/or memorandums of understanding with customers for the sale of our neo magnets and other products into definitive orders; geopolitical developments or disruptions, such as changes in the political environment, export/import or environmental policy of the People’s Republic of China, the United States or other countries in which we operate or sell products or otherwise; limitations imposed on our business by the Chinese government; war, terrorism, natural disasters or public health emergencies; our ability to retain or recruit key personnel; environmental, health and safety regulations; and our ability to comply with requirements for federal, state and local government incentives and financing.

Additional risks and detailed information regarding factors that may cause actual results to differ materially has been and will be included in our filings with the SEC. Any forward-looking statements speak only as of the date of this report (or such other date as is specified in such statements), and USAR undertakes no obligation to update any forward-looking statements as a result of new information or future events or developments, except to the extent required by law.

Additional Information and Where to Find It

In connection with our business combination with Serra Verde (the “Serra Verde Merger”), USAR filed the Preliminary Proxy Statement and, following SEC review, intends to file a definitive proxy statement (together with any amendments or supplements thereto, the “Proxy Statement”), to be distributed to USAR’s stockholders in connection with USAR’s solicitation of proxies for the vote by USAR’s stockholders with respect to the issuance of USAR common stock as merger consideration and other matters described in the Proxy Statement. SVRE’s shareholders approved the merger by written consent which was delivered concurrently with the signing of the merger agreement and will not receive a proxy statement or prospectus. USAR also plans to file with or furnish to the SEC other relevant documents regarding the Serra Verde Merger. After SEC review of the preliminary proxy statement is completed, the definitive Proxy Statement will be mailed to stockholders of USAR. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH OR FURNISHED TO THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents containing important information about USAR and the Serra Verde Merger, once such documents are filed with or furnished to the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with or furnished to the SEC by USAR will be available free of charge on USAR’s website at investors.usare.com or by contacting USAR’s Investor Relations department by email at IR@usare.com. The information included on, or accessible through, USAR’s website is not incorporated by reference into this communication.

Participants in the Solicitation

USAR and certain of its directors and executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies in respect of the Serra Verde Merger.

Information about the directors and executive officers of USAR, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in USAR’s Preliminary Proxy Statement. Any changes in the holdings of USAR’s securities by USAR’s directors or executive officers from the amounts described in the Preliminary Proxy Statement will be reflected in Statements of Changes in Beneficial Ownership on Form 4 (“Form 4”) or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 (“Form 5”) subsequently filed with the SEC and available at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the Proxy Statement when available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval on the Serra Verde Merger or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or pursuant to an applicable exemption therefrom.

Investor Contact

JB Lowe

Vice President, Investor Relations

USA Rare Earth, Inc.

ir@usare.com

Media Contact

Collected Strategies

USAR-CS@collectedstrategies.com

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